[Letterhead of PR Newswire]

        PR Newswire Service Agreement for Amerilithium Corp [960224]

Thank you for the opportunity for PR Newswire Association LLC ("PR Newswire," "PRN" or "we") to extend this special pricing package to Amerilithium Corp ("Company" "Member" or "you").

Cost
   Company will pay the annual flat rate of $20,880 (billed quarterly) for forty (40) distributions to PR Newswire's NY Metro Newsline;
unlimited length.

Terms

   This Service Agreement ("Agreement") will be in effect for one year from the date of signature ("Term"), and will renew for additional one-year periods unless either party provides 30-days written notice prior to end date requesting to review, amend or terminate the Agreement.

   - Company and/or any agency issuing news on your behalf will use PR Newswire exclusively for all news release distribution services ("Services") during the Term.

   - Either party may terminate this Agreement for violation by the other party of any material terms or conditions of this Agreement, provided that written notice has been given to the other party of the circumstances of such default and, where the default is capable of remedy, such party does not remedy the default within ten (10) days after receipt of such written notice.

   - In the event of a breach by the Company of any of the terms and conditions of this Agreement, without waiving any rights PR Newswire may have under this Agreement or otherwise, PR Newswire may invoice Company for the difference between the discounted rates charged and the PR Newswire published rates as of the date of provision of the applicable Service.

   - Company and/or any agency issuing news on Company's behalf will submit all news releases for wire distribution via PR Newswire's secure release-uploading system, the Online Member Center.

   - Company must be a member in good standing and have executed PR Newswire's New Membership Application an Conditions of Service, attached as Attachment A and incorporated herein by reference ("Conditions of service"), to which the Services shall at all times be subject, and you must pay all invoices when due. Services other than standard wire, fax and email are subject to applicable Terms and Conditions ("Applicable Terms and Conditions") that you must execute prior to receiving such services.

   - This Agreement and any and all schedules or exhibits attached hereto, including the Conditions of Service, and other Applicable PR Newswire Terms and Conditions, if applicable, sets forth the entire agreement regarding the subject matter hereof.



Signed, accepted and agreed:
For Company:                             For PR Newswire:

/s/Matthew Worrall                       /s/Trevor Loe
-----------------------                  -----------------
Matthew Worrall                          Trevor Loe
Chief Executive Officer                  Vice President, Field Sales


2-June-2010                              6/2/10
----------------                         -----------------
Date Signed                              Date Signed

Attachment A:  PR Newswire Conditions of Service




                      [Letterhead of PR Newswire]

Attachment A:  PR Newswire Conditions of Service

1. PR Newsiwre facilities are governed by Federal and State regulations, PR Newswire is a membership association. News copy and other information, in any format now known or hereafter developed, including, without limitation, textual, photographic, video and audio files and urls (collectively, "Member Content"), may be submitted to PR Newswire by members only, who are responsible for payment of all invoiced fees, including an annual membership fee of $195.00 which are due upon receipt of invoice. Service may be withheld from overdue accounts. PR Newswire may charge, in addition to the amount past due, interest thereon at the lesser rate of 1.5% per month or the maximum rate permitted by law, as well as all costs of collection, including legal fees and costs, incurred by PR Newswire or its agents. Member is responsible for updating its information, including contact names, addresses, telephone numbers and credit card information in a timely manner.

2. Member is responsible for the content and accuracy of all Member Content submitted by it. Because of the volume of information and copy submitted to PR Newswire, PR Newswire cannot be responsible for verifying any facts contained therein. Member represents and warrants to PR Newswire that (i) it has the right to deliver to PR Newswire all Member Content submitted by it: (ii) it will comply with all applicable laws, rules and regulations including but not limited to the Children's Online Privacy Protection Act of 1998 and laws relating to "spam," including obtaining all required authorizations, from recipients in connection with distribution lists provided by Member and with respect to any data provided by Member concerning individuals, Member has received the consent of such individuals to such use and transfer;
(iii) no Member Content submitted by Member will contain any content that is obscene, libelous, slanderous or otherwise defamatory, false or misleading or which violates any copyright, right of privacy or publicity or other right of any person; and (iv) the Member Content will not contain any viruses, scripts, macros, or programs or links to macros, scripts, programs, or any code that alters, destroys or inhibits the operation of, or infiltrates, computer systems or data run through such computer systems. Member shall indemnify and hold harmless PR Newswire, its affiliates and agents, and those licensed or otherwise authorized by PR Newswire to process, transmit or distribute Member Content from and against any and all claims, losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees) arising out of or relating to any breach by Member of the foregoing representations and warranties or otherwise arising out of or relating to the contents or nature of the Member Content.

3. PR Newswire reserves the right to reject or edit copy or other information when necessary in its judgment, provided that no material substantive edits will be made without Member's consent. Member grants to PR Newswire a world-wide, royalty-free perpetual license and right to reproduce, distribute, translate, archive and create derivative works of the processed Member Content.

4. PR Newswire does not warrant or ensure that PR Newswire's services will be free from errors, including omissions, interruptions, delays or other timing errors, losses or defects, whether human or mechanical.
PR Newswire endeavors to disseminate promptly and accurately all news and other information that it processes. Any errors by PR Newswire will be corrected promptly upon discovery, without additional charge, and such obligation to correct shall constitute the sole liability of PR Newswire in this regard. PR Newswire makes no warranties, express or implied, as to its service, including but not limited to any warranties of merchantability or suitability for print or broadcast. The liability of PR Newswire and its affiliates and agents to Member shall be limited to the refund of the fees paid by Member in connection with the item of Member Content at issue. In no event will PR Ne3wsire or its affiliates or agents be liable for any indirect, consequential, special, exemplary or incidental damages regardless of the form of action, damages, claim, liability, cost or expense whether in contract, statute, tort, (including, without limitation, negligence) or otherwise. PR Newswire shall not be liable for any delay or non-performance arising from any cause beyond in reasonable control, including, without limitation, acts of God, governmental acts, war, fire, terrorism, civil commotion or industrial disputes.

5. All news releases and other information transmitted by PR Newswire must contain a Member-supplied contact name and phone number and a clearly identifiable source. The source gives legitimacy to the news release by indicating who is responsible for the content and cannot be the name of an agency issuing news on behalf of Member.

6. These Conditions of Service shall be governed and construed in accordance with the laws of the State of New York. These Conditions of Service supersede all prior proposals, negotiations, representations, agreements and understandings between the parties, including but not limited to any Member provided purchase orders, "click wrap" or "shrink wrap" terms and conditions or confidentiality agreements, and constitute the complete and exclusive agreement between Member and PR Newswire relating to the subject matter hereof. If any provision of this Conditions of Service is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way. Any dispute arising under or related in any way to this Conditions of Service shall be adjudicated in a court of competent jurisdiction in the County of New York.

7. By its submission of copy and/or other information to PR Newswire, Member agrees to be bound by these Conditions of Service. Member represents and warrants that the undersigned has full right, power and authority to execute these Conditions of Service.

I have read and agree tot eh full Conditions of Service

Company Name:  Amerilithium Corp.
Authorizer's Name (Please print):  Matthew Worrall
Title:  CEO Telephone:          ext.
Signature /s/Matthew Worrall     Date:  02 June, 2010